CARBONITE ACQUIRES DOUBLE-TAKE SOFTWARE

Safe Harbor Statement 2 These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's views as of the date they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance; the expected future results of the acquisition of Double-Take Software, including revenues, non-GAAP EPS and growth rates; the Company’s ability to successfully integrate Double-Take Software’s business; and the Company’s expectations regarding its future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company's ability to profitably attract new customers and retain existing customers, the Company's dependence on the market for cloud backup services, the Company's ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission, which is available on www.sec.gov. Except as required by law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, non-GAAP Revenue and non-GAAP Net Income Per Share. The definitions of Bookings and these non-GAAP financial measures is included in this presentation. Additional information regarding non-GAAP financial measures can be found in the accompanying press release announcing the acquisition of Double-Take software and in the financial schedules included in our most recent financial results press release, which can be found on Carbonite’s website, investor.carbonite.com, or with the SEC at www.sec.gov.

Carbonite Acquires Double-Take Software 3 Expands Carbonite’s offerings in data protection for SMB Acquiring Double-Take high availability solutions that support physical, virtual or cloud-based servers across Windows and Linux Adds customers, partners and employees to Carbonite business 6000+ customers 500+ partners 140+ employees Strengthens Carbonite’s overall leadership position in the data protection market by adding high availability (HA) and migration technology to our solution portfolio

Why Double-Take Software? 4 Delivers customer proven solutions today Brings robust customer-proven high availability (HA) and migration solutions to the Carbonite portfolio. Broad platform support complements breadth of current data protection portfolio, especially Carbonite EVault products. Increases penetration in SMB and expands opportunity Adds considerable strength and credibility to positioning Carbonite as leader in data protection for medium and small businesses. Expands our market reach through active network of more than 500 channel partners. Adds value to our business Adds strong brand to overall Carbonite business. Provides immediate cross-sell opportunities Expect that Double-Take Software will contribute approximately $22.5 million - $27.5 million in 2017 bookings

Expanding Market Opportunity Data Protection & Recovery software revenue is $7 Billion expected to grow at a 5.5% CAGR 1. Cloud Data Protection market growing at 12% CAGR 2. Disaster Recover as a Service (DRaaS) market growing at 53% CAGR Sources: IDC, MarketsandMarkets 5 Carbonite participates in two high growth sectors of the market:

Data Protection Solutions: From Backup to HA Endpoint & Servers Restore Servers Failover HA TARGET RTO/RPO <24 Hours Minutes - Hours Immediate - Minutes SIZE Up to 1TB 1T – 50T 1T – 50T TYPE Cloud Cloud/Hybrid/On-site Cloud/On-Site Servers 6 BACKUP DISASTER RECOVERY HIGH AVAILABILITY

Significant Cross-Sell and Up-Sell Opportunities

	BACKUP		DISASTER RECOVERY		HIGH AVAILABILITY
	Carbonite Safe	+	Carbonite EVault	↔	Carbonite DoubleTake
BUSINESSES PROTECTED	Very Small and Small Businesses		Small Businesses and Mid-Market		Mid-Market and Enterprise
ASP	~$500		~$10,000		~$4,500
OPPORTUNITY	Candidates for up-sell to EVault and DoubleTake		Candidates for cross-sell of Carbonite DoubleTake		Candidates for cross-sell of Carbonite EVault

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CARBONITE

Transaction Details 8 The Deal Acquire Double-Take Software in a carve-out transaction Purchase Price Total purchase price $65.25 M: $59.75 M in cash $5.50 M in newly issued equity (~332,000 shares) Source of Funds $20.55 M cash on hand $39.20 M revolving credit facility through Silicon Valley Bank Transaction Closing Simultaneous sign and close

2017 Expected Financial Impact 9 Expected Double-Take Contribution Bookings $22.5 - $27.5 million Non-GAAP revenue $20.0 - $25.0 million Non-GAAP Net Income Per Share $0.08 - $0.12 *Reference Definitions of Non-GAAP Measures slide and the accompanying press release issued January 31, 2017 and posted to investor.carbonite.com for more information regarding GAAP and non-GAAP financial measures

Summary 10 • Significantly expands market opportunity • Portfolio of data protection solutions from backup to high availability (HA) • Allows us to better serve mid-market and new use cases • Provides immediate cross-sell opportunity • Great technology, great team • Strong financial contribution

Definitions of Non-GAAP Measures 11 Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions, net of foreign exchange during the same period. Non-GAAP revenue: Excludes the impact of purchase accounting adjustments for acquisitions. Non-GAAP net income per share: Non-GAAP net income per share excludes the impact of purchase accounting adjustments, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, hostile takeover-related expense, CEO transition expense, and the income tax effect of non-GAAP adjustments.

ADDITIONAL SLIDES

Who is Double-Take Software? 13 SOLUTIONS Real-time high availability disaster recovery solutions with options for physical, virtual or cloud-based servers BUSINESS Founded 1991  IPO in 2006 “DBTK”  Acquired by a portfolio company of Thoma Bravo in May 2010 for $242 M  Currently owned by Clearlake Capital CUSTOMERS More than 6,000 mid-market and enterprise customers PARTNERS More than 500 partners including resellers and global system integrators; majority of business is channel-led LOCATIONS Offices in Indianapolis, Chicago and EMEA

Double-Take Product Portfolio 14 HIGH AVAILABILITY DISASTER RECOVERY MOVE CLOUD MIGRATION SQL MIGRATION

High Availability in Action 15 PRODUCTION REPLICA Source Physical Servers Source Cloud Servers Source Virtual Servers Recovery Physical Servers Recovery Cloud Servers Recovery Virtual Servers

High Availability in Action 16 PRODUCTION Source Physical Servers Source Cloud Servers Source Virtual Servers Recovery Physical Servers Recovery Cloud Servers Recovery Virtual Servers